                                                                EXHIBIT 10.26(A)

BOBBY ALLISON WIRELESS CORPORATION                                                                              CIF# B0219380
1200 STARKEY ROAD, SUITE 105                   The Bank                          Loan Number     60021850
                                                                                             --------------------------------
LARGO, FL  33771                               17 North 20th Street              Date                               3/30/01
                                               Birmingham, AL  35203-4003            ----------------------------------------
                                                                                 Maturity Date                      5/04/01
                                                                                              -------------------------------
                                                                                 Loan Amount $                   500,000.00
                                                                                              -------------------------------
                                                                                 Renewal Of      60031850
                                                                                            ---------------------------------
 BORROWER'S NAME AND ADDRESS                  LENDER'S NAME AND ADDRESS
"I" includes each borrower above,             "You" means the lender,
jointly  and severally                        its successors and assigns.

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of ___________________ FIVE HUNDRED THOUSAND AND NO/100 Dollars $500,000.00

[X] SINGLE ADVANCE I will receive all of this principal sum on 3/30/01. No additional advances are contemplated under this note.

[ ] MULTIPLE ADVANCE: The principal sum shown above is the maximum amount of principal I can borrow under this note. On __________________ I will receive the amount of $___________________ and future principal advances are contemplated.

     CONDITIONS: The conditions for future advances are________________________
     __________________________________________________________________________
     __________________________________________________________________________

     [ ] OPEN END CREDIT: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on ____________________________________.

     [X] CLOSED END CREDIT: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from 3/31/01 at the rate of 5.250% per year until paid in full ____________________.

------------
[ ]  VARIABLE RATE: This rate may then change as stated below.

     [ ]  INDEX RATE: The future rate will be _______________________________
          the following index rate: _________________________________________
          ___________________________________________________________________
          ___________________________________________________________________

     [ ] NO INDEX: The future rate will not be subject to any internal or external index. It will be entirely in your control.

     [ ]  FREQUENCY AND TIMING: The rate on this note may change as often as
          ________________________________________.
          A change in the interest rate will take effect_______________________

     [ ] LIMITATIONS: During the term of this loan, the applicable annual interest rate will not be more than _________________% or less than ________________%. The rate may not change more than
          ___________________% each ____________________________________________

     EFFECT OF VARIABLE RATE: A change in the interest rate will have the following effect on the payments:

     [ ]  The amount of each scheduled payment will change.

     [ ]  The amount of the final payment will change.

     [ ]  _____________________________________________________________________

ACCRUAL METHOD: Interest will be calculated on a actual/360 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

     |X| on the same fixed or variable rate basis in effect before maturity (as indicated above).

     [ ]  at a rate equal to__________________________________________________

[X] LATE CHARGE: If a payment is made more than 10 days after it is due, I agree to pay a late charge of 5% of late pymt. with a min. of $5.00 and a max. of $100.

[ ] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [ ] are [ ] are not included in the principal amount above:
     __________________________________________________________________________

_______________________________________________________________________________

PAYMENTS:  I agree to pay this note as follows:

[X]  INTEREST: I agree to pay accrued interest with the principal


[X]  PRINCIPAL: I agree to pay the principal on 5/04/01.

[ ] INSTALLMENTS: I agree to pay this note in ________________payments. The first payment will be in the amount of $_________________________________
     and will be due __________________________________. A payment of
     $____________________ will be due _______________________________________
     thereafter. The final payment of the entire unpaid balance of principal and interest will be due _______________________________________________.

ADDITIONAL TERMS:

       THIS LOAN IS SECURED BY CD FROM STERNE, AGEE & LEACH.



[ ] SECURITY: This note is separately                 PURPOSE: The purpose of this loan is_______________
secured by (describe separate document by             ___________________________________________________
type and date):
                                                      SIGNATURES: I AGREE TO THE TERMS OF THIS
                                                      NOTE (INCLUDING THOSE ON PAGE 2). I have
(This section is for your internal use.               received a copy on today's date.
Failure to list a separate security document
does not mean the agreement will not secure
this note.)                                           CAUTION - IT IS IMPORTANT THAT YOU
                                                      THOROUGHLY READ THIS CONTRACT BEFORE YOU
                                                      SIGN IT.


DISPOSITION OF FUNDS

                                                       BY:   /s/ Robert L. McGinnis
---------------------------     -------------              --------------------------------------------
Deposited to Account Number     Check Number                          CEO

Signature for Lender

---------------------------------------------         --------------------------------------------------

---------------------------------------------         --------------------------------------------------

UNIVERSAL NOTE                                                     (PAGE 1 OF 2)
(C)1984, 1991 BANKERS SYSTEMS, INC., ST. CLOUD, MN  FORM UN-AL   2/16/96

DEFINITIONS: As used on page 1, "X" means the terms that apply to this loan. "I, "me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as "us"). "You" or "your" means the Lender and its successors and assigns.

APPLICABLE LAW: The law of the state of Alabama will govern this note. Any term of this note which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this note or any agreement securing this note is effective unless the modification is in writing and signed by you and me. Time is of the essence in this agreement.

PAYMENTS: Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).

INTEREST: Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal advanced at that time. You and I may provide in this agreement for accrued interest not paid when due to be added to principal. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to here (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.

INDEX RATE: The index will serve only as a device for setting the rate on this note. You do not guarantee by selecting this index, or the margin, that the rate on this note will be the same rate you charge on any other loans or class of loans to me or other borrowers.

ACCRUAL METHOD: The amount of interest that I will pay on this loan will be calculated using the interest rate and accrual method stated on page 1 of this note. For the purpose of interest calculation, the accrual method will determine the number of days in a "year." If no accrual method is stated, then you may use any reasonable accrual method for calculating interest.

POST MATURITY RATE: For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.

SINGLE ADVANCE LOANS: If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph below, or if we have agreed that accrued interest not paid when due may be added to principal.

MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit.

PAYMENTS BY LENDER: If you are authorized to pay, on my behalf, charges I am obligated to pay (such as property insurance premiums), then you may treat those payments made by you as advances and add them to the unpaid principal under this note, or you may demand immediate payment of the charges.

SET-OFF: I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.

         "Right to receive money from you" means:

         (1)      any deposit account balance I have with you;

         (2) any money owed to me on an item presented to you or in your possession for collection or exchange; and

         (3)      any repurchase agreement or other nondeposit obligation.

         "Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.

         If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

         You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.

REAL ESTATE OR RESIDENCE SECURITY: If this note is secured by real estate or a residence that is personal property, the existence of a default and your remedies for such a default will be determined by applicable law, by the terms of any separate instrument creating the security interest and, to the extent not prohibited by law and not contrary to the terms of the separate security instrument, by the "Default" and "Remedies" paragraphs herein.

DEFAULT: I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the property insured, if required; (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; (4) any other creditor of mine attempts to collect any debt I owe him through court proceedings; (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due; (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided;
(7) I do or fail to do something which causes you to believe that you will have difficulty collecting the amount I owe you; (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (9) I change my name or assume an additional name without first notifying you before making such a change; (10) I fail to plant, cultivate and harvest crops in due season; (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.

REMEDIES: If I am in default on this note you have, but are not limited to, the following remedies:

         (1) You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued charges).

         (2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "Set-off" paragraph herein.

         (3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.

         (4) You may refuse to make advances to me or allow purchases on credit by me.

         (5)      You may use any remedy you have under state or federal law.

By selecting any one or more of these remedies you do not give up your right to later use any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to later consider the event as a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY'S FEES: I agree to pay all costs of collection, replevin or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any fee you incur with such attorney plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.

WAIVER: I give up my rights to require you to do certain things. I will not require you to:

         (1)      demand payment of amounts due (presentment);

         (2)      obtain official certification of nonpayment (protest); or

         (3) give notice that amounts due have not been paid (notice of dishonor).

I waive any defenses I have based on suretyship or impairment of collateral. To the extent permitted by law, I also waive all personal property exemptions in the property securing this loan.

OBLIGATIONS INDEPENDENT: I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may do so without any notice that it has not been paid (notice of dishonor). You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will not assign my obligation under this agreement without your prior written approval.

CREDIT INFORMATION: I agree and authorize you to obtain credit information about me from time to time (for example, by requesting a credit report) and to report to others your credit experience with me (such as a credit reporting agency). I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.

NOTICE: Unless otherwise required by law, any notice to me shall be given by delivering it or by mailing it by first class mail addressed to me at my last known address. My current address is on page 1. I agree to inform you in writing of any change in my address. I will give any notice to you by mailing it first class to your address stated on page 1 of this agreement, or to any other address that you have designated.

     DATE OF            PRINCIPAL     BORROWER'S         PRINCIPAL    PRINCIPAL   INTEREST    INTEREST     INTEREST
   TRANSACTION           ADVANCE       INITIALS          PAYMENTS      BALANCE      RATE      PAYMENTS      PAID
                                    (not required)                                                         THROUGH:
     /   /          $                                  $              $                 %        $           /   /
     /   /          $                                  $              $                 %        $           /   /
     /   /          $                                  $              $                 %        $           /   /
     /   /          $                                  $              $                 %        $           /   /
     /   /          $                                  $              $                 %        $           /   /
     /   /          $                                  $              $                 %        $           /   /
     /   /          $                                  $              $                 %        $           /   /
     /   /          $                                  $              $                 %        $           /   /
     /   /          $                                  $              $                 %        $           /   /
     /   /          $                                  $              $                 %        $           /   /

UNIVERSAL NOTE                                                     (PAGE 2 OF 2)
(C)1984, 1991 BANKERS SYSTEMS, INC., ST. CLOUD, MN FORM UN-AL   2/16/96